Filed Pursuant to Rule 497(a)

Registration No. 333-225373

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Owl Rock Capital Corporation New Issue Announcement

ISSUER:	Owl Rock Capital Corporation
EXPECTED RATINGS:	Baa3/BBB-/BBB- (Moody’s/S&P/Fitch)*
TOTAL SIZE:	Benchmark
FORMAT:	SEC Registered
RANKING:	Sr. Unsecured Note
SETTLEMENT:	T+3 (April 10, 2019)
TENOR:	5-Year
MATURITY DATE:	April 15, 2024
FIRST PAY:	October 15, 2019
TRANCHE CURRENCY:	USD
OPTIONAL REDEMPTION :	Make-Whole, 1 Month Par Call
BOOK RUNNERS:	BofAML (B&D), CS, GS, RBC, SG, STRH
IPTs:	T+325 bps area
DENOMINATIONS:	$2,000 x $1,000
USE OF PROCEEDS:	General Corporate Purposes

No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of Owl Rock Capital Corporation before investing. The preliminary prospectus dated April 2, 2019, which has been filed with the Securities and Exchange Commission, contain this and other information about Owl Rock Capital Corporation and should be read carefully before investing.

The information in the preliminary prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus and this announcement are not offers to sell any securities of Owl Rock Capital Corporation and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

*	Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

The issuer has filed a registration statement including a preliminary prospectus with the SEC but it has not yet been declared effective. Before you invest, you should read the preliminary prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the preliminary prospectus if you request it from Merrill Lynch, Pierce, Fenner & Smith Incorporated, tel. no.: 1-800-294-1322; Credit Suisse Securities (USA) LLC, tel. no.: 1-800-221-1037; Goldman Sachs & Co. LLC, tel. no.: 1-866-471-2526; RBC Capital Markets, LLC, tel. no.: 1- 866-375-6829; SG Americas Securities, LLC, tel. no.: 1-855-881-2108; SunTrust Robinson Humphrey, Inc., tel. no.: 1-800-685-4786.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.